Exhibit 99.1

OCTOBER 4, 2022 Energy Transition Update

// 2 Safe Harbor statement This presentation includes forward-looking statements within the meaning of the federal securities laws. Actual results could differ materially from such forward-looking statements. The factors that could cause actual results to differ are discussed herein and in Duke Energy’s SEC filings, available at www.sec.gov ..Regulation G disclosure In addition, today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is available in the Appendix herein and on our Investor Relations website at www.duke-energy.com/investors/

// 3 Safe harbor statementThis document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to: The impact of the COVID-19 pandemic; State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices; The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements relatedto coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate; The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significantweather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process; The costs of decommissioning nuclear facilities could prove to be moreextensive than amounts estimated and all costs may not be fully recoverable through the regulatory process; Costs and effects of legal and administrative proceedings, settlements, investigations and claims; Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies; Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs; Advancements in technology; Additional competition in electric and natural gas markets and continued industry consolidation; The influence of weather and other natural phenomena on operations,including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change; Changing investor, customer, and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns; The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S.electric grid or generating resources; Operational interruptions to our natural gas distribution and transmission activities; The availability of adequate interstate pipeline transportation capacity and natural gas supply; The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences; The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers; The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets; The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility's generation mix, and general market and economic conditions; Credit ratings of the Duke Energy Registrants may be different from what is expected; Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds; Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all; Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants; The ability to control operation and maintenance costs; Thelevel of creditworthiness of counterparties to transactions; The ability to obtain adequate insurance at acceptable costs; Employee workforce factors, including the potential inability to attract and retain key personnel; The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);The performance of projects undertakenbyour nonregulated businesses and the success of efforts to invest in and develop new opportunities; The effect of accounting pronouncements issued periodically by accountingstandard-setting bodies; Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana or that the sale may not yield the anticipated benefits; The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings; The impacts from potential impairments of goodwill or equity method investment carrying values; The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and the ability to implement our business strategy, including its carbon emission reduction goals.Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light ofthese risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are madeand the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Messages

Our pace of change is underscored by an unwavering commitment to customer affordability and reliability

Introducing two additional interim emission reduction targets on our path to net-zero

- Scope 1: 80% by 2040[1]
- Scope 2&3: 50% by 2035[2]

Updating our 10-year capital plan: ~$145B of regulated capital investments (2023-2032)

- Incremental $10 billion vs. prior 10-year plan
- ~85% targeted to fleet transition and grid modernization

Promoting economic growth through investments in our communities

Guided by strong corporate governance



(1) Off 2005 levels
(2) Off 2021 levels. Certain Scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCs

DUKE ENERGY
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Agenda

Introduction	Jack Sullivan
Safety Moment and Performance	Jessica Bednarcik
Strategic Context	Lynn Good
Capital Investments and Affordability	Brian Savoy
Path to Net-Zero	Swati Daji
Exceeding Customer Expectations	Harry Sideris
Emissions Reduction Transparency	Katherine Neebe and Sasha Weintraub
Stakeholder Engagement	Kodwo Ghartey-Tagoe and Katherine Neebe
Governance and Oversight	Lynn Good and Ted Craver
Q&A	All

DUKE ENERGY.
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Safety Momentand PerformanceJessica BednarcikSVP / Environmental, Health and Safety and Coal Combustion Products

// 7 00.20.4 0.60.811.21.41.6201320142015201620172018201920202021Total Incident Case Rate (TICR) Leading the industry in safety performance for the 7th consecutive year; nearly 42% lower than 2013No Level 1 REEs since 2017; nearly 97% reduction in Level 2 Leading the industry in safety and environmental performanceReportable Environmental Events (REEs) 0102030 405060 70 809020142015201620172018201920202021 New risk-based event definition implemented Level 2 REEs Duke Energy TICR(1) Industry Avg TICR(1)Natural Gas Business Unit added to enterprise ticker in 2017

Strategic VisionLynn GoodChair, President and Chief Executive Officer

// 9 Delivering affordable,reliable and increasingly clean energy for our customers –now and in the future.Ambition. Action. Results.

// 10 A responsible approach to pacing our energy transitionWe believe in a responsible approach to our energy transition –one that drives out carbon emissions while preserving affordability and reliability for the customers and communities we serve 24/7 ReliabilityEnergyTransitionStakeholder Support AffordabilityTechnologyAdvancements SupplyChain State & Federal Policy

Capital Investments and AffordabilityBrian SavoyExecutive Vice President and Chief Financial Officer

Cost-effective clean energy transition drives earnings base growth

~$145 BILLION OF REGULATED CAPITAL EXPENDITURES OVER THE NEXT 10 YEARS[1]...


$63B - $66B
$80B - $85B
2023 – 2027E
2028 – 2032E

...DRIVES ~7% EARNINGS BASE GROWTH


~7% CAGR, 2021-2032
$86B
$125B - $130B
$170B - $180B
2021A
2027E
2032E

~$120 BILLION (~85% OF 10-YR PLAN) COMMITTED TO FLEET TRANSITION AND GRID MODERNIZATION


~$75B
~$40B
~$5B
~$25B
Grid investments
Regulated zero-carbon generation
Hydrogen capable natural gas generation
Other

PERCENTAGE OF TOTAL CAPEX OVER 10 YEARS


Coal Gen Maintenance, ~1%
Gas Gen Maintenance, ~2%
Corporate, IT & Cyber, ~3%
Gas LDC ~7%
Environmental Remediation, ~2%
~85% Fleet Transition and Grid Modernization

(1) Excludes Commercial Renewables capital

DUKE ENERGY.
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Energy transition investments supported by modern recovery mechanisms

90% of our electric capital investments are eligible for modern recovery mechanisms[1], mitigating regulatory lag

- Includes recovery through riders, rate cases with forecasted test years, and multi-year rate plans
- Majority of wholesale contracts are recovered through formula rate contracts


Traditional rate making, ~10%
Wholesale ~15%
Rider ~15%
Forecasted rate case, ~5%
Multi-year rate plan ~55%



DUKE ENERGY

(1) Based on 2022-2026 capital plan, subject to regulatory approval; per HB 951 certain North Carolina capital investments are not eligible for multi-year rate plan including large generation investments over $500 million

// 13

Customer affordability



MAKING INVESTMENTS TO LOWER FUEL VOLATILITY AND COST

- Recent fuel volatility is putting upward pressure on customer bills; our transition to renewables will reduce future fuel requirements, increasing rate stability
- Launching Southeast Energy Exchange Market by year end, which will use advanced market systems to lower customer costs, optimize renewables and maintain reliability
- Investments to improve efficiencies in natural gas generation

LEVERAGING CLEAN ENERGY TAX PROVISIONS

- Tax credits will provide for a more affordable transition
  - Nuclear PTC: Our low-cost nuclear units are well-positioned to benefit – ultimate amount dependent on rulemaking in 2023
  - Renewable PTC: PTC structure will lower cost to customers vs. current ITCs
- Promotes adoption of electric vehicles and EV infrastructure





CONTINUED FOCUS ON NEAR- AND LONG-TERM COST MANAGEMENT

- Leveraging size and scale to combat inflationary pressures
- Making investments to harden the grid and prepare for extreme weather events, reducing restoration costs
- Self-optimizing grid helped avoid nearly 1.2 million hours of total outage time in 2021
- Leveraging securitization to mitigate impact of early plant retirements and storm costs[1]

(1) As approved per law in the applicable states

DUKE ENERGY.
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Projected economic impact of 10-year capital plan

$145 billion(1)

of capital investments **over next 10 years**



$250 billion

in U.S. economic output



Over $5 billion

In associated property taxes over next 10 years – funding to support schools, community programs and emergency services, roads and infrastructure, etc.

$1.5 billion

Additional annual labor income over 10 years

20,000+

Direct, indirect and induced additional average annual jobs over 10 years

DUKE ENERGY

(1) Contingent upon regulatory approval

// 15

Path to Net-ZeroSwati DajiSenior Vice President, Enterprise Strategy and Planning

Road to Net-Zero

Where we've been
(2005 – 2021)

- **7,500 MW coal retired**
- **6,000 MW regulated renewables**[3]
- **44% CO_2 reduction** by 2021[1]

Where we're going
(2022 & beyond)

- **2030** – On track to exceed 50% Scope 1 reduction target[1]
- **Net-zero methane for LDC**
- **2035** – New interim target 50% Scope 2 & 3 reduction[2]
- **Out of coal**[4] and **30,000 MW regulated renewables**[3]
- **2040** – New interim target 80% Scope 1 reduction[1]
- **2050** – Affirming net-zero Scope 1,2,3 target

(1) Off 2005 levels
(2) Off 2021 levels. Certain Scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCs
(3) Includes utility-owned and purchase power agreements
(4) Subject to regulatory approvals. Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions

DUKE ENERGY // 17

// 18 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,00020052021202520302035204020452050(1)Zero-emission load following resources (ZELFRs) include small modular reactors and turbines run-off of hydrogen or biofuelsDiverse generation mix is key to reliability and rate stability for customersEnterprise GWh Renewables: Builds to ~35% of total generation by 2040ZELFRs(1): Dispatchable zero-carbon resources; enables transition from natural gas Existing nuclear: Reliable zero-carbon baseload generation throughout Natural gas: Bridge fuel, enabling coal retirements over the next decadeCoal: Represented ~60% of generation in 2005; declining to ~5% by 2030

Emerging technologies will complement existing generation mix

Hydrogen and biofuel capable gas turbines

- Current and future gas plants will be equipped to run off alternatives like hydrogen or biofuels
- First solar-to-hydrogen-fired turbine pilot in Florida

Long-duration energy storage

- Evaluating potential for increased pumped storage capacity
- Piloting multiple battery storage technologies, such as flow batteries

Nuclear

- Small modular reactors (SMRs) operate similar to current nuclear fleet
- Partnering with TerraPower and GE Electric Hitachi on advanced reactor development



Bad Creek pumped storage hydro station

DUKE ENERGY

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ExceedingCustomerExpectationsHarry Sideris Executive Vice President, Customer Experience, Solutions and Services

Transforming to exceed the evolving needs of our customers

The backbone of our clean and reliable energy future:

- Modernize the grid with smart technology
- Enable electrification and the two-way flow of clean energy
- Empower customers to save energy and money



PAST
Environmental trends
Customer expectations
Impacts of weather events
Distributed technologies
Grid advancements/ data analytics
Threats to grid infrastructure
Concentrated growth
PRESENT



Distributed resources & emerging technologies
Products, services & rate design
SUPPORT
INVEST
EXECUTE
Energy Orchestration
Customer options & control
FUTURE
Green grid
Net-zero carbon
Reliable
Affordable

DUKE ENERGY.
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// 22 Growing through electrification 2030 EV impact-Fast Facts1 million electric vehicles on the road in our service territoriesRepresents ~2% of total retail electric volumesDriving EPS contribution of ~$0.20Creating a suite of programs to support growing demandSimplifying adoption for our customers through innovative programsElectrifying 100% of our 4,000 light duty and 50% of our 3,000 medium and heavy-duty vehiclesConducting pilot programs to explore vehicle-to-grid integration(1)Off a 2022 baseline

Empowering our customers to manage their energy use

Arming customers with tools to conserve energy, reduce carbon, save money and access assistance

- Energy efficiency programs
- Home Energy Reports
- Residential carbon calculator
- Customer assistance programs



Assisted customers to access

OVER $200 million

in energy assistance since 2021



Partnerships with **1,900** agencies resulting in nearly

220,000 agency funding pledges so far this year





Top quartile J.D. Power U.S. Customer Service Index (1)

24 million MWh

of cumulative energy efficiency by 2025



(1) DE Carolinas, DE Progress, DE Florida and Piedmont

DUKE ENERGY.

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Emissions Reduction TransparencyKatherine NeebeVice President, National Engagement, Strategy, Chief Sustainability and Philanthropy OfficerSasha WeintraubSenior Vice President and President, Natural Gas Business

Addressing Scope 2, 3 emissions

>95% of Duke Energy's calculated Scope 1, 2 and 3 emissions fall into our currently stated net-zero goal(1)

Breakdown of emissions included in and excluded from net-zero goals


5%
95%
Emissions excluded from net-zero goal
Emissions included in net-zero goal

Strategies to achieve 50% reduction in Scope 2 & 3 by 2035(2)

- Exit from coal(3) and less fossil fuel procurement over time
- Continued decarbonization of generation across our jurisdictions and among our peers
- Utilization of renewable natural gas in our LDCs
- Customer programs, such as energy efficiency programs and weatherization

(1) Scope 1, 2 and 3 GHG numbers were derived based upon the best available measurements, methodologies and estimates; Scope 3, category 15 (investments) is not included.
(2) Off 2021 levels. Certain scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCs
(3) Subject to regulatory approvals. Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions

DUKE ENERGY.
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LDC emissions – our approach







SCOPE 1 EMISSIONS STRATEGY

- **Eliminated** cast iron and bare steel mains on our system
- **Deploying** cross-compression technology and gas cloud imaging cameras
- **Identifying and fixing** leaks using satellite, ground-level sensing and other technologies – a first for natural gas utilities

SCOPE 3 EMISSIONS STRATEGY

- **Work** with the industry as a member of ONE Future to achieve an even greater impact across the natural gas supply chain
- **Develop** customer emission offset programs and expand energy efficiency programs
- **Invest** in renewable natural gas projects to provide a renewable energy source **for customers**



DUKE ENERGY.

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Stakeholder EngagementKodwo Ghartey-TagoeExecutive Vice President, Chief Legal Officer and Corporate Secretary Katherine NeebeVice President, National Engagement, Strategy, Chief Sustainability and Philanthropy Officer

Addressing social impacts through a just transition


Support
the workforce
Enabling
Drive economic
development
Engage our
communities/customers

DUKE ENERGY
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Governance and OversightLynn GoodChair, President and Chief Executive OfficerTed CraverIndependent Lead Director

Key Messages

Duke Energy is leading the industry's largest clean energy transition

Our pace of change is underscored by an unwavering commitment to customer affordability and reliability

Two additional interim emission reduction targets on our path to net-zero

~$145B capital plan[1] supports ~7% earnings base CAGR through 2032

Promoting economic growth through investments in our communities

Guided by strong corporate governance



(1) Excludes Commercial Renewables capital

DUKE ENERGY.
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Appendix

Index

Topics	Slides
Duke Energy overview	33 - 36
Ethics and compliance, disclosures	37-38
Governance and executive compensation	39-42
Human capital management	43
Enterprise security	44
Supply chain	45-46
Sustainable financing framework	47
Customer satisfaction	48
Grid, electric vehicles, and renewables	49-52
Climate goals and Scope 1, 2, and 3 emissions	53-55
Carbon reduction forecast and carbon intensity	56-58
Just transition principles	59
Coal retirements and coal earnings base	60-62
Jurisdictional updates	63-66
Enterprise generating capacity forecast	67
Gas LDC emission reduction strategies	68
Awards, ratings, and rankings	69-70

DUKE ENERGY.
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Duke Energy – a large-scale, highly regulated energy infrastructure company

HEADQUARTERED IN CHARLOTTE, NC

DUK
LISTED
NYSE

A FORTUNE 150 COMPANY

$72 B
MARKET CAP
(AS OF 9/30/2022)

$172 B
TOTAL ASSETS
(AS OF 6/30/2022)

28 K
EMPLOYEES
(AS OF 12/31/2021)

54 GWs
TOTAL GENERATING CAPACITY
(AS OF 12/31/2021)

ELECTRIC UTILITIES & INFRASTRUCTURE



- Operating in six constructive jurisdictions, with attractive allowed ROEs, serving 8.2 million retail customers
- Customer rates below the national average[1]
- Balanced generation portfolio that has reduced its Scope 1 carbon emissions by 44% since 2005[2]
- Industry-leading safety performance, as recognized by EEI

GAS UTILITIES & INFRASTRUCTURE



- Five state LDCs serving 1.6 million customers
- Strong earnings trajectory driven by customer growth, system integrity improvements, and continued expansion of natural gas infrastructure
- Efficient recovery mechanisms allow for timely recovery of investments

COMMERCIAL RENEWABLES



- Currently under strategic review
- Approximately 5 GWs of wind and solar in operation
- Long-term Power Purchase Agreements with creditworthy counterparties

(1) *With the exception of KY Industrial customer rates. Typical bill rates (¢/kWh) in effect as of January 1, 2022. Source: EEI Typical Bills and Avg. Rates Report, Winter 2022*
(2) *Year to year reductions will be influenced by customer demand for electricity, weather, fuel, purchased power costs and other factors*

DUKE ENERGY.
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Electric utilities & infrastructure

CAROLINAS



Duke Energy Carolinas (NC/SC)

Duke Energy Progress (NC/SC)

FLORIDA



Duke Energy Florida

MIDWEST



Duke Energy Indiana

Duke Energy Ohio / Kentucky

COMPETITIVE CUSTOMER RATES[(1)]



RESIDENTIAL
U.S. AVG. 14.83
DEK 14.39
DEI 13.89
DEF 13.22
DEP (NC) 12.32
DEP (SC) 11.99
DEC (SC) 11.87
DEO 11.73
DEC (NC) 10.53
COMMERCIAL
U.S. AVG. 12.84
DEK 12.79
DEI 11.37
DEF 10.44
DEP (SC) 8.90
DEP (NC) 8.46
DEO 8.44
DEC (SC) 7.33
DEC (NC) 6.76
INDUSTRIAL
DEK 11.73
U.S. AVG. 11.15
DEI 9.81
DEF 9.55
DEP (NC) 8.36
DEP (SC) 8.06
DEO 7.50
DEC (SC) 7.48
DEC (NC) 6.69

REGULATED ELECTRIC 2021 EARNINGS BASE



DEO - Electric 5%
DEK - Electric 1%
DEI 12%
DEC 37%
$77 B
DEF 21%
DEP 24%

BALANCED CUSTOMER MIX



Wholesale 17%
Residential 35%
GWh Sold
Industrial 19%
Commercial 29%

(1) *Typical bill rates (¢/kWh) in effect as of January 1, 2022. Source: EEI Typical Bills and Avg. Rates Report, Winter 2022*

DUKE ENERGY.

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Gas utilities & infrastructure

GAS UTILITIES WITH LOW VOLUMETRIC EXPOSURE DUE TO **MOSTLY FIXED MARGINS**...


74%
13%
13%
87%
MOSTLY
FIXED
MARGINS
Fixed Margin
Semi-fixed Margin
Volumetric Margin

...WITH EARNINGS DRIVEN BY **INVESTMENT AND STRONG RESIDENTIAL CUSTOMER GROWTH**


1.3%
1.4%
1.4%
1.3%
2.0%
1.7%
~1.5% Customer Growth CAGR(1)
2016
2017
2018
2019
2020
2021

MARGIN STABILIZING MECHANISMS

1. Purchased Gas Adjustment	All States
2. Uncollectible Recovery	All States
3. Integrity Management Rider ("IMR")	North Carolina and Tennessee[2]
4. Margin Decoupling	North Carolina
5. Weather Normalization	South Carolina, Tennessee, and Kentucky
6. Rate Stabilization Act	South Carolina
7. Accelerated Main Replacement Program Rider	Ohio
8. Fixed Customer Charge	All States

(1) *Piedmont CAGR: 1.9%, Midwest LDC CAGR 0.9%*

(2) *Piedmont's operation under the Annual Review Mechanism (ARM) in lieu of operation under the Integrity Management Rider (IMR) in Tennessee is currently pending TPUC approval*

DUKE ENERGY.

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// 36 OUR INVESTMENT IN OUR COMMUNITIES•Upskilling$40 million customer assistance $30.8M Foundation impact Our customers Energy affordability and rate stabilityReliable energy and resilient gridProvide products and programsthat enable energy management and vehicle electrification$40 million in aid for customers, communities$9 million invested in workforcedevelopment programsStrong focus on multiskilling workers20+ lineworkertraining programs across 5 states50% racial, gender and ethnic diversity representedClimate goal added to executive compensationAdvancing diverse representation and inclusive environment for employees92% of employees say their immediate manager supports diversity and inclusion in the workplace10 employee resource groups to helpensure employees feel a sense of belongingDeepening insights into our policies and practices for environmental justice and climate resiliencyOngoing engagement in IRPs, subsequent license renewal for nuclear units, and other infrastructure projects Our investment in our communities Workforce development Board of directors Diversity and inclusion Stakeholder engagementDelivering benefits to our stakeholders, guided by strong governance

Ethics and compliance

Duke Energy's Ethics and Compliance Program promotes an organizational culture that encourages ethical conduct, a commitment to compliance with laws and regulatory requirements, and a culture of reporting concerns without the fear of retaliation

Elements

- Overseen by the Audit Committee of the Board and governance through a steering committee of executive management knowledgeable about the implementation of the program
- The Chief Ethics and Compliance Officer reports to the Chief Legal Officer and has regular report outs to the Audit Committee of the Board of Directors
- Annual enterprise compliance risk assessments to identify and mitigate risk, with regular monitoring of compliance activity and performance throughout the year
- Employee expectations set by the Code of Business Ethics (CoBE) and supported by specific policies and procedures with consequences for conduct inconsistent with our values
- CoBE training provided annually to all employees with supplemental training and awareness provided based on role and responsibility, regularly reviewed to ensure effectiveness
- Anonymous reporting hotline and several other options to report misconduct with independent investigations of all allegations by trained professionals
- Separate codes of conduct for the Board of Directors and for Suppliers to communicate expectations and requirements applicable to their roles, supported by training and third-party due diligence to ensure accountability

Effectiveness

- Duke Energy scored at or above the effectiveness benchmark for its Ethics & Compliance Program, Culture of Ethics, Corporate Governance, and Environmental and Social Impact by Ethisphere, the global leader for defining and measuring corporate ethics

DUKE ENERGY.
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// 38 Trust starts with transparency Please see these key disclosures on our website: Proxy Report 2021 ESG Report 2022 Climate Report Semiannual Corporate Political Expenditures Report 2022 Annual Trade Associations Climate ReviewAlso, we annually submit responses to the CDP Climate and CDP Water as well as the S&P Global Dow Jones Sustainability Index. SASB Disclosures EEI/AGA Template Disclosure GRI Disclosures EJ Principals Biodiversity Policy

Long-standing history of strong governance driven from diverse board of directors

13 out of 14 directors are independent (all directors except Chair, President and CEO)



Lynn J. Good
Chair, President & CEO, Duke Energy
Director since 2013



Derrick Burks
Retired Managing Partner, Indianapolis Office, Ernst & Young
Director since 2022



Annette K. Clayton
President & CEO, North America Operations, Schneider Electric
Director since 2019



Theodore F. Craver Jr.
Retired Chairman, President & CEO, Edison International
Director since 2017



Robert M. Davis
President and CEO, Merck & Co.
Director since 2018



Caroline Dorsa
Retired EVP & CFO, PSEG
Director since 2021



W. Roy Dunbar
Retired Chairman and CEO, Network Solutions
Director since 2021



Nicholas C. Fanandakis
Retired EVP, DuPont de Nemours
Director since 2019



John T. Herron
Retired President, CEO & Chief Nuclear Officer, Entergy Nuclear
Director since 2013



Idalene F. Kesner
Dean, Indiana University Kelley School of Business
Director since 2021



E. Marie McKee
Retired SVP, Corning
Director since 2012



Michael J. Pacilio
Retired EVP & COO, Exelon Generation
Director since 2021



Thomas E. Skains
Retired Chairman, President & CEO, Piedmont Natural Gas
Director since 2016



William E. Webster
Retired EVP, Institute of Nuclear Power Operations
Director since 2016

Key Stats

50%
Racial, Gender and Ethnic Diversity

4
Years Average Tenure

Key Skills & Experience

Customer Service	9
Cybersecurity/ Technology	9
ESG	11
Human Capital Management	6
Industry	9
Regulatory/ Government	12
Risk Management	13

DUKE ENERGY.

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Continued commitment to sound governance and compensation practices

Governance Best Practices

- ✓ Independent Lead Director with clearly defined role and responsibilities
- ✓ Robust year-round shareholder engagement program, including director involvement
- ✓ Regular Board refreshment
- ✓ Annual Board, committee and director assessments
- ✓ Independent Board committees
- ✓ Clearly defined environmental and social initiatives and goals
- ✓ Board responsiveness to majority support of shareholder proposals
- ✓ Proxy access mechanism for director nominations
- ✓ Majority voting for directors with mandatory resignation policy
- ✓ Ability for shareholders to take action by less than unanimous written consent
- ✓ Ability for shareholders to call a special shareholder meeting
- ✓ Annual election of all directors
- ✓ Policy to prohibit all hedging and pledging of corporate securities
- ✓ Each share of common stock is equal to one vote

Compensation Program Best Practices

- ✓ Integrate key performance metrics in our incentive plans relating to environmental, safety, human capital management and customer initiatives
- ✓ Require significant stock ownership (6x base salary for our CEO and 3x base salary for NEOs)
- ✓ Maintain a stock retention policy
- ✓ Tie equity and cash-based incentive compensation to a claw back policy
- ✓ Consider shareholder feedback and the prior year's "say-on-pay" vote
- ✓ Require that equity awards must be subject to a one-year minimum vesting period, subject to limited exceptions
- ✓ Disclose performance targets for the open performance share cycle granted in the most recent year
- ✓ Compensation and People Development Committee retains independent consultant

DUKE ENERGY.
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Executive compensation program aligned with business strategy

A quantitative climate-related metric has been incorporated into our short-term incentive plan for 2022

Target Compensation Mix
(2022 Proxy)

CEO


Short-Term Incentives (Cash), 15%
RSUs, 23%
Base Salary, 9%
Performance Shares, 53%

91% Performance and/or Stock-Based

OTHER NEOS


Short-Term Incentives (Cash), 18%
RSUs, 18%
Base Salary, 21%
Performance Shares, 43%

79% Performance and/or Stock-Based

Performance Metrics Support Key Goals

	ELEMENT	METRICS
SHORT-TERM INCENTIVE (STI)	Annual Cash Incentive	▪ Adjusted EPS ▪ O&M Expense ▪ Operational Excellence - Targets set on an absolute basis for **safety** / **environmental** and reliability goals ▪ Customer Satisfaction ▪ **Climate (non-emitting generation growth)**
LONG-TERM INCENTIVE (LTI)	**70%** Performance Shares	▪ **50%** Cumulative Adj. EPS ▪ **25%** Relative TSR ▪ **25% Safety** (targets set on a relative basis)
LONG-TERM INCENTIVE (LTI)	**30%** Restricted Stock Units (RSUs)	▪ Service-based (3-year pro-rata vesting)

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Performance metrics aligned to our strategy

Carbon Reduction	▪ Our STI plan includes several components that are directly tied to advancing Our Clean Energy Transformation, including: ▪ A qualitative performance assessment of each executive officer's contributions to achieving our long-term goal of net-zero by 2050 ▪ A quantitative goal based on growth in non-emitting generation and storage capacity compared to pre-established metrics (new for 2022)
Environmental Events	▪ To enhance our commitment to the environment, we incorporate an environmental events metric into our STI plan. This objective emphasizes identification and mitigation of environmental risks associated with our operations.
Safety	▪ Safety remains our top priority. As an indication of our commitment to safety, we include safety metrics in both the STI and LTI plans based on the TICR for employees, which measures the number of occupational injuries and illnesses per 100 workers to emphasize our focus on an event-free and injury-free workplace
Customers	▪ We continue to prioritize the customer experience. To drive these results, we incorporate a customer satisfaction metric in the STI plan that is a composite of customer satisfaction survey results (related to net promoter score) for each area of our business. Our desire to satisfy our customers provides an additional incentive to generate clean energy
Strong Governance	▪ We continue to incorporate sound governance principles and policies into our compensation program that reinforce our pay for performance philosophy and strengthen the alignment of interests of our executives and shareholders

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// 43 Human capital managementThe energy industry is in the midst ofa massive transformation, and we must have an innovative, talented team of professionals who represent the diversity of the customers we serve as a foundation for success Secondconsecutive year publishing EEO-1 data2021 was our most diverse recruiting year ever; 35%of new hires were female and 34%were people of colorGen X, millennial and Gen Z workers collectively representabout 76%of our workforce92%of employees said their immediate manager supportsdiversity and inclusion in the workplaceWe added 2 new Employee Resource Groups (ERG), bringingour total to 10 and 32 chaptersSince 2021, the Duke Energy Foundation has committed more than $8 million to social justice and racial equity organizations with $1 millionin employee-directed grants Workforce demographicsHighlights 12/31/202012/31/2021Workforce DiversityFemales as % of workforce23.3%23.9%Race/Ethnicity as % of workforce18.8%19.6%Leadership Diversity Females as % of all leadership19.8%21.3%Females as % of VP and above27.2%27.6%Females as % of chief officer roles30.4%37.0%Race/Ethnicity as % of all leadership13.0%13.6%Race/Ethnicity as % of VP and above18.5%17.3%Race/Ethnicity as % of chief officer roles26.1%18.5%

Enterprise security

Protecting our teammates, assets and information is top priority, enabling the delivery of the essential service our customers and communities rely on. Enterprise Security is made up of three complementary departments working together to provide a foundational approach to physical, cybersecurity and compliance protection

Enterprise cybersecurity

- Defends Duke Energy's networks and technology assets against cyber threats
  - Cyber Defense Operations
  - Cybersecurity Architecture, Strategy, Governance and Risk
  - Identity & Access Management
  - Operational Technology (OT) Security Program

Enterprise protective services

- Protects Duke Energy's teammates, data, and assets
  - Protective Services
  - Physical Security
  - Threat Intelligence and Data Protection
  - Preparedness Services

NERC CIP Program Management

- Provides governance and oversight of the enterprise NERC CIP Program
  - Regulatory Interaction
  - Enterprise NERC CIP Implementation
  - Enterprise CIP Oversight

DUKE ENERGY.

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Supplier diversity

Duke Energy's supplier diversity program reflects our commitment to inclusion and to developing and expanding relationships with diverse businesses at least 51% owned, controlled or managed by minorities, women, veterans, LGBT individuals and those with disabilities, as well as businesses located in federally designated HUBZones

Supplier Diversity

- With an inclusive supply chain, we deliver greater value to our customers and communities as we chart the path forward to net-zero carbon emissions.
- Supplier diversity helps us:
  - Stay agile
  - Drive access to new markets
  - Source sustainably
  - Contribute to the economic vitality of our communities
  - Provide reliable, affordable service to our customers

Total spend with diverse suppliers since 2017


$1,214 B
$1,342 B
$1,620 B
$1,283 B
$1,543 B
2017
2018
2019(1)
2020
2021

For the last six years, Duke Energy has spent more than $1 billion, directly (Tier 1) and indirectly (Tier 2), with diverse suppliers

(1) Spend increased due to changes in system process and technology

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Supply chain sustainability – 2021 overview

Our supply chain sustainability strategy enables us to reduce carbon emissions in our supply chain, promote economic development and build diversity among our supply base. As we chart the path toward net-zero carbon emissions, our supply chain environmental programs help reduce greenhouse gas emissions and preserve natural resources

Reducing carbon emissions in our supply chain

- Diverted more than 87,700 tons of solid waste through recycling and beneficial reuse, including 90% of old power poles, pallets, reels and other wood
- Remanufactured and repaired 22% of its scrap transformers, significantly reducing the need to purchase new equipment and the use of oil and metals such as copper, aluminum and steel
- Coordinated 129 backhaul pickups, saving over 12,000 miles traveled
- Reduced the amount of time our trucks operated in idle mode by 8%, preventing 90 tons of greenhouse gas emissions

Promoting economic development

- Spent more than $4 billion with local suppliers
- Exceeded $1.5 billion in spend with diverse suppliers, with nearly 40% of the spending from subcontracting by our prime contractors
- Supported over 4,700 local jobs and generated approximately $460 million of added value to the GRP

Building diversity among our supply base

- Introduced an inaugural Supplier Diversity University, a two-day educational event focused on enhancing existing diverse supplier relationships and developing new ones
- Earned two Supplier Diversity Advocate of the Year Awards, one from the Florida State Minority Supplier Development Council and the other by the National Association of Women Business Owners Orlando Chapter

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Sustainable financing framework

Green and sustainability bond financing

- New use of proceeds-based framework greatly expands the eligible project categories to align with our interim and long-term carbon reduction goals:
  - Renewable energy, green innovation, energy efficiency, clean transportation, green buildings, climate change adaptation, and socio-economic advancement & empowerment
- External review of the framework by S&P Global and opinion published on their platform
- Independent public accounting firm verification of each sustainable financing under the framework
- Issued $3.2 billion in new Sustainability Bonds since publishing framework in November 2021

Sustainable commercial paper (CP) program - first in the industry

- Program will be supported by the Socioeconomic Advancement and Empowerment project category within our Sustainable Financing Framework
  - Supported by diverse supplier spend; up to $650 million of sustainable CP notes outstanding over the next 12 months sustainable-financing-framework


DUKE ENERGY
Duke Energy
SUSTAINABLE
FINANCING FRAMEWORK

DUKE ENERGY
// 47

// 48 Customer satisfactionFour of our five brands were in the top quartile among large utilities nationally in the 2021 J.D. Power and AssociatesUtility Residential Customer SatisfactionStudiesJ.D. Power's residential utility studies 757764765772783DEMWDEFDEPDECPNG

Building a green-enabled and resilient infrastructure

Deliver a smarter, more resilient and reliable grid with innovative functionalities

Upgrading equipment

To support higher capacity

Installing smart self-healing technology

To Identify outages before they occur and restore service faster

Distribution-scale battery storage

To establish microgrids during periods of high demand

Enable two-way flow of electricity

To enable grid edge technologies like rooftop solar, battery storage, EVs, and microgrids

Energy orchestration

To meet our net-zero carbon goals by pairing our energy resources with customer-sited assets and programs

DUKE ENERGY.
// 49

Electric vehicle infrastructure

By 2025, Duke Energy will have invested approximately $100 million in EV charging infrastructure across its service territories

- Initiatives include innovative programs and supporting our states' work to deploy EV infrastructure plans – in part by helping deploy fast-charging stations as needed

An array of programs in Florida highlights Duke Energy's EV work:

- C&I rebates help businesses, municipalities and third parties install chargers to support their goals
- Residential off-peak credits reward residents for avoiding times of grid congestion when charging EVs
- The Park & Plug program helps provide foundational public charging infrastructure
  - 627 EV charging stations installed in public spaces and on thoroughfares – including 52 fast-charging stations in strategic locations to connect major and secondary corridors and evacuation routes
  - More than 237,000 charging sessions since 2018



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// 51 Duke Energy transportation electrification growthEnergy Forecast (MWhs) EVs forecasted in Duke Energy jurisdictions MWhs EVs on the road 0500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,0002022202520302035Forecast: Electric Vehicles in Operation

Growth in renewable energy over the next decade is essential to decarbonization

Plans show a need for more than 30 GWs of solar and wind capacity enterprise-wide through the end of 2035[(1)]





Path to utility ownership across our jurisdictions provides benefits to customers and investment opportunities

Maintaining optionality for up to 1.6 GWs of offshore wind in the Carolinas if selected by the NCUC for inclusion in the Carbon Plan

Storage will play an increasingly important role in maintaining reliability with intermittent renewable resources. Currently planning for over 10 GWs of storage capacity by 2035



(1) Includes utility-owned and purchased power agreements

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Strong track record of meeting climate commitments

Our commitment to address climate is integrated into everything we do – every day – as we seek to reduce our greenhouse gas emissions and mitigate climate risk. This focus will deliver value for our customers and our shareholders.

2010
Initial carbon reduction goal of 17% by 2020(1)

2017
Updated goal to 40% carbon reduction by 2030(1)

2018
Inaugural biennial climate report to stakeholders

2018 – and beyond
Stakeholder engagement greatly enhanced across all jurisdictions

2019
Accelerated 2030 goal to 50% carbon reduction by 2030(1)

Net-zero carbon goal announced(1)

2020
Net-zero methane by 2030 goal announced

Pledge to electrify vehicle fleet by 2030

Feb. 2022
Expanded our net-zero goal to include Scope 2 and certain Scope 3 emissions(2)

Carolinas Carbon Plan proposed to reduce 70% carbon dioxide (CO_2) emissions reduction by 2030(1) and carbon neutrality by 2050

Oct. 2022
Updated interim target of 50% Scope 2 & 3 reduction by 2035(2) and 80% Scope 1 CO_2 reduction by 2040(1)

(1) From electricity generation, off 2005 levels.
(2) Scope 2 and certain Scope 3 emission reductions are off of 2021 levels. Certain Scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCs

DUKE ENERGY.
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// 54 Example Scope 1-3 emissions categories in the value chain

Leading in transparency for Scope 1, 2, 3 emissions

Over 95% of Duke Energy's calculated emissions fall into our currently stated net-zero goal(1)

Breakdown of emissions included in and excluded from net-zero goal


5%
95%
Emissions excluded from net-zero goal
Emissions included in net-zero goal

Category Name	CO_2e Emissions (Thousands MT)	% of Total Emissions
Scope 1: Direct emissions		
Electrical generation	77,399	70.7%
NG distribution facilities	322	0.3%
SF6 from T&D transformers	363	0.3%
Fleet (forklifts, cars, trucks)	110	0.1%
Ancillary equipment	844	0.8%
Refrigerants	80	0.1%
NG usage at Duke Energy buildings	4	0.0%
Scope 2: Indirect emissions		
Purchased power (consumed)	3	0.0%
T&D line loss	425	0.4%
Scope 3: Indirectly owned emissions		
Upstream emissions from NG suppliers	1,019	0.9%
Purchased power to end users	13,261	12.1%
Extraction, production, & transportation of fossil fuels (coal, NG, fuel oil)	5,478	5.0%
Use of sold products	6,608	6.0%
Purchases of goods & services	2,803	2.6%
Other fuel & energy not in Scope 1 and 2	280	0.3%
Waste	51	0.0%
Business travel	4	0.0%
Employee commuting	84	0.1%
Processing of sold products	346	0.3%
Total company emissions in net-zero goal	104,515	95.5%
Total company emissions	109,486	100%

Emissions included in net-zero goal

(1) Scope 1, 2 and 3 GHG numbers were derived based upon the best available measurements, methodologies and estimates; Scope 3, category 15 (investments) is not included.

DUKE ENERGY.
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// 56 Carbon emission reductionsC02Intensity (Metric tons/MWh)TPI below 2 degrees Duke Energy projected 00.10.20.3 0.4 0.520202030203520402050Duke Energy CO2Intensity (metric tons/MWh) Projection vs. Transitional Pathways Initiative (TPI)

// 57 Significantly reducing Scope 1 emissions from electricity generationRemoved 62 million metric tons of annual CO2emissions from electric generation since 2005, equivalent to taking over 13 million fossil-fueled vehicles off the road CO2emissionsCO2emissions declined from 139 million metric tons in 2005 to 77million metric tons in 2021CO2 emissions declined 44% since 2005On track to exceed 50% reduction by 2030Emission intensity0.36 metric tons per net MWh in 202139% reduction in CO2intensity since 2005 - 0.25 0.50 0.75 - 25 50 75 100 125 15020052018201920202021 Metric Tons / net MWh Million Metric Tons Emissions (Left Axis) Emission Intensity (Right Axis) Emissions from electric generationCO2Emissions (metric tons) and Emission Intensity (metric tons/net MWh)CO2 CO2

National leader in low carbon intensity energy

Carbon Intensity Benchmarks and Duke Energy Projections


Carbon Intensity [lbs./kWh]
2.5
2
1.5
1
0.5
0
A
B
C
D
E
F
Peer Average
G
H
I
Duke Energy
J
K
Duke 2030
Duke 2035
Duke 2040
2020 Benchmarking Air Emissions - ERM
Duke Energy Projections

***Source**: Utility Benchmarking Air Emissions per The Sustainability Institute by ERM*

Peer Average represents the average of the following companies, which are also shown individually in the chart, not necessarily in the order presented: AEP, Ameren, CMS, Dominion, DTE, FirstEnergy, NextEra, PPL, Southern, WEC and Xcel

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Just Transition Principles

As we navigate the largest planned coal retirement in the industry, we are being intentional in how we approach a fair, equitable, and just transition for our employees, customers, and communities. We commit to:

Support the workforce	Fundamental to our transformation is our commitment to enable sustainable career opportunities and build a talented, diverse workforce across the communities we serve. We will support the workforce needed to safely run and maintain the plants through retirement. Additional support for employees affected by our clean energy transformation will include providing assistance to pursue new career paths, including multiskilling and internal placement opportunities and, if needed, external career transition support.
Engage with our communities	We will communicate with key stakeholders in and around the community to identify opportunities and needs that arise as a direct result of the transition. We will seek advice from and partner closely with the affected community, including individual community members and public and private organizations that can share unique perspectives as we listen, learn and adjust to develop collaborative community plans.
Prioritize reliable, affordable, and accessible energy for all customers	We are focused on maintaining energy reliability during the transition while recognizing the importance of affordability for our customers and are committed to balancing these needs. Additionally, we will prioritize scenarios benefiting customers including power generation supported by clean energy sources.
Evaluate community development	We will incorporate a process to evaluate Duke Energy infrastructure and land for replacement generation, alternative economic development opportunities and/or land restoration to benefit the vitality and well-being as well as the environment of the local community. We will partner with the community to evaluate additional regional economic opportunities that will promote employment and sustainable economic benefits.

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Out of coal by 2035(1)

Coal Capacity



15,792 MW
14,507 MW
8,305 MW - 9,714 MW
Dual fuel(2)
Coal only
Out of coal by Dec. 31
2021
2025
2030(4)
2035

Planned Coal Capacity Retirements		Total Capacity (MW)	Retirement Year
DEC	Allen 1&5	426	2023
	Cliffside 5(2)	546	2025
	Marshall 1-2(2)	760	2028
	Marshall 3-4(2)	1,318	2032
	Belews Creek 1-2(2) (3)	2,220	2035
	Cliffside 6(2) (3)	849	2035
DEP	Mayo	713	2028
	Roxboro 1-2	1,053	2028
	Roxboro 3-4	1,409	2027-2033(4)
Total Carolinas:		9,294	
DEI	Gibson 5	313	2025
	Cayuga 1-2	1,005	2027
	Gibson 3-4	1,262	2029
	Gibson 1-2	1,270	2035
	Edwardsport(3) (5)	618	2035
DEF	Crystal River 4-5	1,430	2034
DEK	East Bend 2	600	2035
Total Midwest & Florida:		6,498	
Total Enterprise:		15,792	

(1) *Retirements are subject to regulator approval. MWs based on winter capacity and Duke Energy's ownership % of generation assets*
(2) *Dual fuel denotes coal units that have been or will be retrofitted to run fully or partially on natural gas. As of December 31, 2021, the dual-fuel capable units and percentage of gas capacity are Cliffside 6 (100%), Belews Creek 1 & 2 (50%), Cliffside 5 (40%), Marshall 1&2 (40%), Marshall 3 & 4 (50%), Edwardsport (100%)*
(3) *Unit expected to operate beyond listed date on natural gas only*
(4) *2030 coal capacity range considers timing of Roxboro units 3 & 4 retirements*
(5) *Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions*

DUKE ENERGY.

// 60

// 61 Coal as a percentage of earnings base(1)(1)Subject to regulatory approvals (2)Dual fuel denotes coal units that have been or will be retrofitted to run fully or partially on natural gas. As of December 31, 2021,the dual-fuel capable units and percentage of gas capacity are Cliffside 6 (100%), Belews Creek 1 & 2 (50%), Cliffside 5 (40%), Marshall 1 & 2 (40%), Marshall 3 & 4 (50%), Edwardsport (100%)Coal/ OilDual Fuel(2) 8%4%1%4%3%1-2%20212025E2030E~12%~7%~2-3%

// 62 DUKE ENERGY CAROLINASDUKE ENERGY INDIANADUKE ENERGY PROGRESSDUKE ENERGY FLORIDA 6%3%1%8%5%3%20212025E2030E14%8%4%(1)Subject to regulatory approvals. Coal earnings base for Duke Energy Kentucky is 8%, 6%, and 4% for 2021, 2025E and 2030E, respectively. (2)Dual fuel denotes coal units that have been or will be retrofitted to run fully or partially on natural gas. As of December 31, 2021, the dual-fuel capable units and percentage of gas capacity are Cliffside 6 (100%), Belews Creek 1 & 2 (50%), Cliffside 5 (40%), Marshall 1 & 2 (40%), Marshall 3 & 4 (50%), Edwardsport (100%) 20%11%3%16%11%6%20212025E2030E36%22%9%Coal/ OilDual Fuel(2) 8%4%20212025E2030E<1% 7%4%20212025E2030E1%Coal as a percentage of earnings base by jurisdiction(1)

Jurisdictional update – Duke Energy Carolinas and Duke Energy Progress

Key Stats(1)

- **4.5 million** electric customers
- **32.6 GW** owned generation capacity
- **4.3 GW** coal retirements, 2010 – 2021
- **54.7%** of electricity generated in 2021 was from carbon-free sources

Coal Capacity(3)



9,294 MW
8,322 MW
4,387 MW to 5,796 MW
Out of coal by Dec. 31
Dual fuel(4)
Coal only
2021(1)
2025
2030
2035

Energy Transition – Carolinas Carbon Plan

- Filed Carolinas Carbon Plan in North Carolina; includes a range of portfolios that achieve the interim 70% reduction target and reach carbon neutrality by 2050
- North Carolina Utilities Commission is required to approve a plan by Dec. 31, 2022
- The plan will be filed in South Carolina in the next comprehensive IRP in 2023
- All portfolios replace coal with a diverse mix of solar, storage, wind, small modular nuclear and natural gas through 2050
- Estimated carbon reduction of 63% to 70% by 2030(2)
- Ten-year investment plan comprised of ~50% reliability and grid-enablement, ~45% generation transition and ~5% other

Generation (MWh) by Fuel Type



1%
2%
51%
46%
2005(1)
2%
15%
53%
30%
2021(1)
3%
20%
32%
45%
2030(2)
Coal / Oil
Natural Gas
Nuclear
Hydro, Wind & Solar

(1) As of Dec. 31, 2021. 2005 and 2021 data based on Duke Energy's ownership share of U.S. generation assets as of Dec. 31, 2021
(2) Based upon midpoint of generation mix between Carolinas Carbon Plan P1-P4 portfolios
(3) Retirements are subject to regulatory approval. MWs based on winter capacity and Duke Energy's ownership % of generation assets
(4) See slide 60, footnote 2

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Jurisdictional update – Duke Energy Florida

Key Stats[1]

- **1.9 million** electric customers
- **10.3 GW** owned generation capacity
- **0.8 GW** coal retirements, 2010 – 2021

Utility-scale Solar Capacity[2][3]



586 MW
1,975 MW
3,625 MW
6,375 MW
2021(1)
2025
2030
2035

Energy Transition

- Focused transition from fossil fuel generation to renewables over the next decade positions DEF for a gradual reduction in CO_2 emissions and provides rate stability for customers
- Currently operating two coal units (1.4 GW), which are scheduled to retire in 2034
- Estimated carbon reduction of 40% to 45% by 2030[2]
- Ten-year investment plan is comprised of ~75% reliability and grid enablement and ~25% generation transition

Generation (MWh) by Fuel Type



59%
26%
15%
2005(1)
2%
13%
85%
2021(1)
3%
19%
78%
2030(2)
Coal / Oil
Natural Gas
Nuclear
Solar

(1) As of Dec. 31, 2021. 2005 and 2021 data based on Duke Energy's ownership share of U.S. generation assets as of Dec. 31, 2021.
(2) As modeled for the 2022 10-year site plan and 2022 Climate Report
(3) MWs based on nameplate capacity and Duke Energy's ownership % of generation assets

// 64

Jurisdictional update – Duke Energy Indiana

Key Stats[1]

- **0.9 million** electric customers
- **6.3 GW** owned generation capacity
- **1.4 GW** coal retirements, 2010 – 2021

Coal Capacity[2]



4,468 MW
4,155 MW
1,888 MW
Out of coal by Dec. 31
2021 (1)
2025
2030
2035

Energy Transition

- 2021 Integrated Resource Plan (IRP) outlines Duke Energy Indiana's plans to transition out of coal generation by 2035 (2.5 GW of coal retired by 2030, remainder retires by 2035)[2]
- Resource plan replaces coal with a diverse mix of solar, storage, wind and natural gas and will be updated to reflect market and input changes over time
- Edwardsport gasifiers scheduled to retire in 2035 or add carbon capture utilization and storage to reduce carbon emissions
- Estimated carbon reduction of 63% to 70% by 2030[3]
- Ten-year investment plan is comprised of ~55% reliability and grid enablement, ~35% generation transition and ~10% other

Generation (MWh) by Fuel Type



1%
3%
96%
2005(1)
2%
15%
83%
2021(1)
21%
16%
63%
2030(3)
Coal / Oil
Natural Gas
Wind & Solar

DUKE ENERGY.

(1) As of Dec. 31, 2021. 2005 and 2021 data based on Duke Energy's ownership share of U.S. generation assets as of Dec. 31, 2021
(2) Retirements are subject to regulatory approval. Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions. MWs based on winter capacity and Duke Energy's ownership % of generation assets
(3) As modeled in the 2021 IRP and 2022 Climate Report

// 65

Jurisdictional update – Duke Energy Kentucky

Key Stats[1]

- **146 thousand** electric customers
- **1.1 GW** owned generation capacity

Coal Capacity[2]



600 MW
600 MW
600 MW
Out of coal by Dec. 31
2021(1)
2025
2030
2035

Energy Transition

- 2021 Integrated Resource Plan (IRP) outlines Duke Energy Kentucky's plans to transition out of coal generation by 2035
- Capacity to replace East Bend 2 could include renewables combined with storage and a firm dispatchable resource (ZELFR)

Generation (MWh) by Fuel Type



1%
99%
2005(1)
2%
98%
2021(1)
13%
87%
2030(2)
Coal / Oil
Natural Gas
Solar

DUKE ENERGY

(1) As of Dec. 31, 2021. 2005 and 2021 data based on Duke Energy's ownership share of U.S. generation assets as of Dec. 31, 2021
(2) As modeled in the 2021 IRP and 2022 Climate Report. Retirements are subject to regulator approval. MWs based on winter capacity and Duke Energy's ownership % of generation assets.

// 66

// 67 2021202520302035204020452050 Demand Response4455555 Storage23411192628 Renewables7112132445255 ZELFRs---272743 Existing Nuclear9999999 Gas282932333012- Coal161510---- - 20 40 60 80 100 120 140 160Generating Capacity (GW) –Enterprise(2)Diverse generation mix is key to reliability and rate stability for customers(1)(1)Subject to regulatory approvals. Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions(2)Includes utility-owned and purchase power agreements(3)Zero-emission load following resources (ZELFRs) include small modular reactors and turbines run off ofhydrogen or biofuels(3)

// 68 Gas LDC emission reduction strategies MAKING PROGRESS ON 2030 NET-ZERO GOAL FOR SCOPE 1 METHANE EMISSIONS RENEWABLE NATURAL GAS (RNG) PLAYS A KEY ROLE IN DECARBONIZATIONCLEAR PATH TO ACHIEVING SCOPE 3 EMISSION REDUCTION GOALS(1)(1) Enterprise goal of 50% reduction by 2035 off2021 levels; net-zero by 2050. Certain Scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCsPartnering with natural gas producers and shippers to reduce methane emissionsMember of the ONE Future Coalition –more than 50 natural gas companies working together to voluntarily reduce methane emissions across the value chain to 1% or less by 2025Developed customer emission offset programs and expanded energy efficiency programs Invested in SustainRNG and other landfill RNG facilities to provide a renewable energy source to natural gas users nationwide -$150 million to date, with plans to invest $300 million more inthe next 5 yearsIn the near term, incorporating RNG into our own supply for our customers will help to reduce the overall footprint of methane emissionsReplaced cast iron and bare steel pipe, resulting in the elimination of the methane emissions previously attributed to the cast iron and bare steel infrastructureMinimizing the use of operational flaring with the utilization of cross-compression technology in certain operational activitiesContinue to work with our jurisdictions to expand renewable natural gas availability for our customers and availability for use at our 14 compressed natural gas stations for commercial truckingRNG is pipeline-quality biogas that is considered carbon neutral because it removes methane from agriculture and waste sectors and repurposes it for use by end users through the natural gas pipeline network, displacing geological gas In some instances, more emissions are removed from the atmosphere than what is emitted for end uses, making it carbon negativePartnering with Accenture, Avanade and Microsoft on satellite leak detection platform, reducing the need to find leaks with hand-held sensors

Awards and recognition

Dow Jones Sustainability Index 16 years in a row	**Human Rights Campaign Foundation** 2022 Corporate Equality Index	**Hire Vets** 2021 Gold Medallion Award
2022 Fortune World's Most Admired Companies	**2021 Forbes** Best Employers for Diversity and Best Employers for Women	**No.1 in 2021 among U.S. utilities for investor transparency** by Labrador Advisory Services

Best company for the environment in our industry
by JUST capital

Member of Dow Jones Sustainability Indices Powered by the S&P Global CSA

BEST PLACES TO WORK 2022 for LGBTQ+ Equality 100% CORPORATE EQUALITY INDEX

AMERICAN VETERANS AMVETS

LABRADOR Transparency by design

JUST capital

DUKE ENERGY.
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// 70 Ratings and rankings Scale20212022CommentsMSCILetter grade and 0-10 (best) scoreA 6.7AA 8.1Feb. 2022 upgrade to AASustainalyticsESG Risk Rating0 (best)-100 and rank (1=best)33.2 risk rating27.6 risk rating59 out of 296in global electric sectorBloomberg ESG Disclosure Score0-100 (best)61.964.9Highest score for our peer U.S. utilitiesISS Quality Scores1 (best)-1033 14 3 1-

// 71 Investor relations contact informationJACK SULLIVAN, VICE PRESIDENT INVESTOR RELATIONS Jack.Sullivan@duke-energy.com (980) 373-3564 CHRIS JACOBI, DIRECTOR INVESTOR RELATIONS Christopher.Jacobi@duke-energy.com (704) 382-8397 LINDA MILLER, MANAGER INVESTOR RELATIONS Linda.Miller@duke-energy.com (980) 373-2407